Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share
3.      Earnings Per Share

Basic earnings per share ("EPS") is calculated by dividing net income by the weighted average number of shares of common stock outstanding.  Diluted EPS includes the components of basic EPS and also gives effect to dilutive common stock equivalents.  For purposes of calculating basic and diluted earnings per share, vested restricted stock awards are considered outstanding.  Under the treasury stock method, diluted EPS reflects the potential dilution that could occur if securities or other instruments that are convertible into common stock were exercised or could result in the issuance of common stock.  Potentially dilutive common stock equivalents include unvested restricted stock, restricted stock units and convertible debt instruments and warrants (Note 9).

During fiscal 2012, 2011 and 2010, the Company reported a consolidated net loss.  As a result of the net loss, unvested restricted stock, restricted stock unit awards and convertible debt instruments and warrants were antidilutive for the year and were not included in the computation of diluted weighted average shares.  The weighted average unrestricted restricted stock grants and restricted stock units excluded from the calculations of diluted net loss per share were 1.2 million, 1.3 million and 1.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.